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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                   MAY 1, 2001



                                TECO ENERGY, INC.
             (Exact name of registrant as specified in its charter)



           FLORIDA                    1-8180                  59-2052286
(State or other jurisdiction      (Commission File          (IRS Employer
     of incorporation)                Number)             Identification No.)



                 702 NORTH FRANKLIN STREET, TAMPA FLORIDA 33602
              (Address of principal executive offices and zip code)



                                 (813) 228-4111
              (Registrant's telephone number, including area code)

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ITEM 5. OTHER

     In order to furnish certain exhibits for incorporation by reference into the Registration Statement on Form S-3 of TECO Energy, Inc. previously filed with Securities and Exchange Commission (File No. 333-50808), which Registration Statement was declared effective by the Commission on December 7, 2000, TECO Energy, Inc. is filing the Fourth Supplemental Indenture dated as of April 30, 2001 between TECO Energy, Inc. and The Bank of New York as Exhibit 4.28 to such Registration Statement and the 7.20% Notes due 2011 as Exhibit 4.29 to such Registration Statement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits.

             4.28 Fourth Supplemental Indenture dated as of April 30, 2001 by and between TECO Energy, Inc. and The Bank of New York. Filed herewith.

             4.29   7.20% Notes due 2011. Filed herewith.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2001                           TECO ENERGY, INC.


                                            By: /s/ Gordon L. Gillette
                                                --------------------------------
                                                Gordon L. Gillette
                                                Sr. Vice President--Finance and
                                                Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------

4.28 Fourth Supplemental Indenture dated as of April 30, 2001 by and between TECO Energy, Inc. and The Bank of New York. Filed herewith.

4.29           7.20% Notes due 2011. Filed herewith.